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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 7, 2004


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                       0-692                  46-0172280
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

             125 South Dakota Avenue                      57104
            Sioux Falls, South Dakota                   (Zip Code)
         (Address of principal executive
                    offices)

                                 (605) 978-2908
                             (Registrant's telephone
                          number, including area code)



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


Item 5.         Other Events and Regulation FD Disclosure.

On May 7, 2004, NorthWestern Corporation (the "Company") issued a press release discussing results for the first quarter of 2004. The press release also discussed the Company's previously announced Chapter 11 filing and provided an update on the recent sale of the assets and business of Expanets, Inc. to Avaya, Inc. and recent sales of assets by Blue Dot Services, Inc. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 7.      Financial Statements and Exhibits

EXHIBIT NO.  DESCRIPTION OF DOCUMENT
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99.1*        Press Release of NorthWestern Corporation dated May 7, 2004
* filed herewith


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            NorthWestern Corporation


                            By:   /s/ Roger P. Schrum
                                 -----------------------------------------------
                                 Roger P. Schrum
                                 Vice President of Human Resources and
                                 Communications


Date:  May 7, 2004


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                                Index to Exhibits
                                -----------------

EXHIBIT NO.  DESCRIPTION OF DOCUMENT
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99.1*        Press Release of NorthWestern Corporation dated May 7, 2004
* filed herewith


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